GOODWILL	12 Months Ended
Dec. 31, 2020
Changes in goodwill [abstract]
GOODWILL [Text Block]

12. GOODWILL

Cost
Balance at January 1, 2019	$7,130
Additions	—
Impairments	—
Balance at December 31, 2019	$7,130
Additions	—
Impairments	(1,449)
Balance at December 31, 2020	$5,681

Impairment testing for cash-generating units

In accordance with its accounting policy, the Corporation tests CGUs or groups of CGUs with indefinite life intangible assets and/or allocated goodwill for impairment as at December 31 of each calendar year or when an indicator of impairment is considered to exist. Management has determined that the Corporation has three CGUs, being Loyalty Currency Retailing, Platform Partners and Points Travel.  The goodwill value has been allocated to the CGUs that are expected to benefit from the synergies of the business combinations in which goodwill arose.

Key Assumptions

When assessing whether or not there is impairment, the Corporation determines the recoverable amount of a CGU based on value in use ("VIU"), the model which Management believes to result in a higher recoverable amount. VIU is estimated by discounting estimated future cash flows to their present value. Management estimates the discounted future cash flows and a terminal value. The future cash flows are based on estimates of expected future operating results of the CGUs after considering economic conditions and a general outlook for the CGU's industry, including assumptions of when the travel industry will recover to pre-COVID levels. Discount rates consider market rates of return, debt to equity ratios and certain risk premiums, among other things. The terminal value is the value attributed to the CGU's operations beyond the projected time period of the cash flows using a perpetuity rate based on expected economic conditions and a general outlook for the industry.

Management has made certain assumptions for the discount rates and terminal growth rates to reflect variations in expected future cash flows. These assumptions may differ or change quickly depending on economic conditions or other events. It is therefore possible that future changes in assumptions may negatively affect future valuations of CGUs, which could result in impairment losses.

Points Travel CGU

The outbreak of COVID-19, which was declared a pandemic on March 11, 2020 by the World Health Organization, continued to have a significant negative impact on the Corporation's transactional volumes and revenue during 2020. In particular, the Points Travel segment experienced the largest negative impact. The Corporation considered whether the declines in revenue and gross profit, and reduced cash flow projections as a result of COVID-19 were indicators that the goodwill and indefinite life intangible assets may be impaired.

As a result, the Corporation performed a quantitative assessment for the Points Travel CGU as at June 30, 2020. The Corporation determined the recoverable amount of the Points Travel CGU using the VIU model, which was calculated by discounting the future cash flows generated from continuing use.

The Corporation included five years of cash flows in the model. Future cash flows were based on estimates of expected future operating results of the Points Travel CGU after considering the current economic conditions and a general outlook for the travel industry. The cash flow forecasts were extrapolated beyond the five-year period using a terminal growth rate.

The discount rate considered market rates of return, debt to equity ratios and certain risk premiums, among other things. The pre-tax discount rate used in the recoverable amount calculation was 23.4%.

The duration and impact of the COVID-19 pandemic on future periods remains unknown.  Some of the key assumptions used in the impairment assessment, including cash flow projections, discount rates, and terminal growth rates may change in future periods.  Given the high degree of uncertainty with the impact of COVID-19, management used multiple, probability weighted cash flow projections in determining the recoverable amount.

Based on the results of the assessment, the recoverable amount for the Points Travel CGU was lower than the carrying amount. As a result, the Corporation recorded an impairment charge of $1,798 in the second quarter of 2020, including the write-down of goodwill of $1,449, right-of-use assets of $150, prepaid expenses and other assets of $172 and intangible assets of $27.

The primary cause for the impairment was the severe downturn in the travel industry as a result of the COVID-19 pandemic, operating results during the second quarter that were lower than expectations, and updated travel industry forecasts that projected a longer recovery period than what was originally expected at the beginning of the pandemic.

Impairment testing for cash-generating units containing goodwill as at December 31, 2020

The table below provides an overview of the methods and assumptions that Management has used to determine recoverable amounts for the CGUs with indefinite life intangible assets and goodwill.

(In thousands of dollars, except years and percentages)	Carrying value of goodwill	Carrying value of indefinite-life intangible assets	Recoverable amount method	Period used (years)	Terminal growth rate %	Pre-tax discount rate %
Loyalty Currency Retailing	$5,681	$4,505	Value in Use	5	2.0%	17.3%

The Corporation concluded that other than the impairment charges recorded for the Points Travel CGU in the second quarter of 2020, there was no additional impairment as at December 31, 2020.